SCHEDULE 14A

                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.

                             THE GERMANY FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5) Total fee paid:

     ---------------------------------------------------------------------------

     [ ]   Fee paid previously with materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           1) Amount Previously Paid:

           ---------------------------------------------------------------------
           2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------
           3) Filing Party:

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           4) Date Filed:

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
                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 30, 2000

                               ------------------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on June 30, 2000 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect four Directors, each to hold office for a term of three years and until their successors are duly elected and qualify.

      2. To   ratify   the   appointment   by  the   Board   of   Directors   of
         PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2000.

      3. To transact such other business as may properly come before the meeting.

      Only holders of record of Common Stock at the close of business on May 10, 2000 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                             By Order of the Board of Directors

                                             Robert R. Gambee
                                             Chief Operating Officer
                                             and Secretary

Dated: May 12, 2000

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 30, 2000

                               ------------------
                                 PROXY STATEMENT
                               ------------------

      This proxy statement is furnished by the Board of Directors of The Germany Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 30, 2000 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the appointment of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy or by attendance at the Meeting and voting in person.

      The close of business on May 10, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 14,436,403 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 12, 2000.

      The Board of Directors of the Fund has nominated four Directors for election at the Meeting (Proposal 1) and approved the appointment of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending December 31, 2000, for ratification by the stockholders at the Meeting (Proposal 2).

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. Abstentions will be counted for purposes of determining whether a quorum has been established, but will have no effect on the election of Directors (Proposal 1) or the consideration of the approval of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2).

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class I expires at the 2000 Annual Meeting, Class II at the next succeeding Annual Meeting and Class III at the following succeeding Annual Meeting. Three Class I and one Class II nominees are proposed in this Proxy Statement for election.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion. Each of the nominees, with the exception of Ambassador Burt, is currently a member of the Board of Directors.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Prof. Dr. Kohler and Mr. Storr, who were elected to the Board on June 21, 1991 and June 20, 1997, respectively.

      The following Directors have been nominated for election at the 2000 Annual Meeting:


                                                                                                       Shares of Common Stock
                                                                                                         Beneficially Owned,
                                                                                                       Directly or Indirectly,
     Name                 Age    Position with Fund   Principal Occupations During Past Five Years        at May 10, 2000(1)
     ----                 ---    ------------------   --------------------------------------------     -----------------------
Detlef Bierbaum(3)        57     Director             Partner of Sal. Oppenheim Jr. & Cie                        --
   Class I                                              KGaA. Member of the Supervisory
                                                        Boards of Nanz Stiftung, ESCADA
                                                        Aktiengesellschaft, Tertia
                                                        Handelsbeteiligungsgesellschaft
                                                        mbH and Douglas AG.


                                                                                                       Shares of Common Stock
                                                                                                         Beneficially Owned,
                                                                                                       Directly or Indirectly,
     Name                 Age    Position with Fund   Principal Occupations During Past Five Years       at May 10, 2000(1)
     ----                 ---    ------------------   --------------------------------------------     -----------------------
Richard R. Burt(5)        53     Director             Chairman, IEP Advisors, Inc. and                           --
   Class II                                             Weirton Steel, Member of the Boards
                                                        of Hollinger International, Archer
                                                        Daniels Midland and Homestake
                                                        Mining, Director, Flag Investors
                                                        Fund Family; Director, The Mitchel
                                                        Hutchins family of funds; Member,
                                                        Textron Corporation International
                                                        Advisory Council. Partner, McKinsey
                                                        & Company (1991-1994), Chief
                                                        Negotiator U.S. in the Strategic
                                                        Arms Reduction Talks (START) with
                                                        the former Soviet Union (1989-1991),
                                                        U.S. Ambassador to the Federal
                                                        Republic of Germany (1985-1989).

Edward C. Schmults(5)     69     Director             Member of the Board of Directors of                       587
   Class I                                              Green Point Financial Corp. and
                                                        Viatel, Inc., Chairman of the Board
                                                        of Trustees of The Edna McConnell
                                                        Clark Foundation. Senior Vice
                                                        President-External Affairs and
                                                        General Counsel of GTE Corporation
                                                        (1984-1994). Deputy Attorney General
                                                        of the U.S., Department of Justice
                                                        (1981-1984). Partner, White & Case
                                                        (1965-1973 and 1977-1981).

Hans G. Storr             68     Director             President, Storr Investments. Chief                     6,408
   Class I                                              Financial Officer of Philip Morris
                                                        Companies, Inc. Member of the Board
                                                        of Directors of Philip Morris
                                                        Companies, Inc. (1982-1996),
                                                        Chairman and Chief Executive Officer
                                                        of Philip Morris Capital Corporation
                                                        (1982-1996).

The following are Directors whose terms continue:

John A. Bult(2)(3)        63     Director             Chairman of PaineWebber International,                  2,380
   Class II                                             Director of The France Growth Fund,
                                                        Inc. and The Greater China Fund, Inc.


                                                                                                       Shares of Common Stock
                                                                                                         Beneficially Owned,
                                                                                                       Directly or Indirectly,
     Name                 Age    Position with Fund   Principal Occupations During Past Five Years       at May 10, 2000(1)
     ----                 ---    ------------------   --------------------------------------------     -----------------------
Dr. Juergen F. Strube     60     Director             Chairman of the Board of Executive                         --
   Class II                                             Directors of BASF AG. Chairman
                                                        and President of BASF Corporation
                                                        (1985-1988).

Robert H.                 60     Director             President of The Wadsworth Group,                         797
Wadsworth(2)(5)                                         First Fund Distributors, Inc. and Trust
   Class II                                             for Investment Managers, Vice
                                                        President of Professionally Managed
                                                        Portfolios and Advisors Series Trust.

Prof. Dr. Claus Kohler    72     Director             Member of the Administrative Board of                      --
   Class III                                            Bundesanstalt fur Vereinigungs-
                                                        bedingte Sonderaufgaben (1995-1996).
                                                        Member of the Administrative Board
                                                        of Treuhandanstalt (1990-1994).
                                                        Member of the Board of Governors and
                                                        of the Central Bank Council of
                                                        Deutsche Bundesbank (until 1990).
                                                        Member of the Advisory Board of
                                                        Westfalische Hypothekenbank AG.
                                                        Member of the Advisory Panel to the
                                                        Board of Governors of the Central
                                                        Bank of Oman. Member of the Board
                                                        (Kuratorium) of the Institute of
                                                        Empirical Economic Research.
                                                        Professor of Economics, University
                                                        of Hannover. Professor of Economics,
                                                        University of Frankfurt a.M.

Christian H.              56     Director             Company Director of DWS                                    --
Strenger(2)(3)(4)                                       Investment GmbH (since 1999).
   Class III                                            Managing Director of DWS -
                                                        Deutsche Gesellschaft fur
                                                        Wertpapiersparen mbH (1991-1999).
                                                        Chairman of Deutsche Fund
                                                        Management, Inc. (1997-2000).
                                                        Managing Director of Deutsche Bank
                                                        Securities Corporation (1986-1991).


                                                                                                       Shares of Common Stock
                                                                                                         Beneficially Owned,
                                                                                                       Directly or Indirectly,
     Name                 Age    Position with Fund   Principal Occupations During Past Five Years       at May 10, 2000(1)
     ----                 ---    ------------------   --------------------------------------------     -----------------------
Werner Walbrol(5)         62     Director             President and Chief Executive Officer                     253
   Class III                                            of the German American Chamber of
                                                        Commerce, Inc. and the European
                                                        American Chamber of Commerce, Inc.
                                                        Director of TUV Rheinland of North
                                                        America, Inc. President and Director
                                                        of German American Partnership
                                                        Program, Director of AXA Nordstern
                                                        Art Insurance Corporation.

Otto Wolff von            81     Director             Director and Chairman of the Board                      1,587
Amerongen                                               of Otto Wolff Industrieberatung &
   Class III                                            Beteiligungen GmbH (industrial
                                                        consulting). Chairman of the German
                                                        East-West Trade Committee (until
                                                        2000). Honorary Chairman of the
                                                        Association of German Chambers of
                                                        Industry and Commerce. Chairman of
                                                        the Board of Management of the Otto
                                                        Wolff Foundation. Member of the
                                                        Atlantic Advisory Council of United
                                                        Technologies Corp. (until 1992).
                                                        Chairman of the Supervisory Board of
                                                        DWA, Deutsche Waggonbau AG (until
                                                        1999), Chairman of the Supervisory
                                                        Board of Allbecon AG, Dusseldorf.
                                                        Member of the Advisory Council of
                                                        Allianz Versicherungs-AG (until
                                                        February 1994). Member of the
                                                        Advisory Council of
                                                        Creditanstalt-Bankverein (until
                                                        1998). President of the German
                                                        Society for East European Studies
                                                        (until 1999). Member of the Board of
                                                        Directors of the German Society for
                                                        Foreign Affairs. President of the
                                                        German Business Association in the
                                                        Russian Federation, Moscow.

-------------
(1) As of May 10, 2000, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his ownership of Deutsche Bank shares.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management International GmbH ("DeAM") and Deutsche Bank Securities Inc. are wholly-owned subsidiaries. As of May 10, 2000, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Messrs. Burt and Wadsworth also serve as directors of the Flag Investors Portfolios Trust and Flag Investors Funds, Inc., both open-end investment companies managed by the Deutsche Bank Group. Messrs. Schmults and Walbrol also serve as directors of Deutsche Asset Management VIT Funds, managed by the Deutsche Bank Group.

      Each Director also serves as a Director of The Central European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

      The Board of Directors presently has an Audit Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met three times during the fiscal year ended December 31, 1999. In addition, the Board has an Advisory Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. and the Investment Advisory Agreement between the Fund and DeAM. The Advisory Committee met once during the past fiscal year. The Board has an Executive Committee composed of Messrs. Strenger, Burt, Schmults, Storr, Wadsworth and Walbrol. The Board has a Nominating Committee composed of Messrs. Wadsworth and Walbrol. It is expected that a third Director will be appointed at the next Board of Directors' meeting. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Bank Securities Inc. or DeAM, and the Nominating Committee must evaluate the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's Bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

      During the past fiscal year, the Board of Directors had four regular meetings and two special meetings, and each incumbent Director, with the exception of Messrs. Bierbaum, Strube and Wolff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Dr. Strube, attended at least 75% of the number of regular meetings of the Board.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The New Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The New Germany Fund, Inc. and The Central European Equity Fund, Inc. (which three funds, together with The Flag Investors Portfolios Trust, Flag Investors Funds, Inc. and Deutsche Asset Management VIT Funds, represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission, reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 1999, and from the Fund and such other funds for the year ended December 31, 1999, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                             Aggregate Compensation            Total Compensation
          Name of Director                          From Fund                   From Fund Complex
          ----------------                   ----------------------            ------------------
    Richard R. Burt                               $  6,750                         $ 36,750
    Prof. Dr. Claus Kohler                          12,000                           24,000
    Edward C. Schmults                              14,250                           42,070
    Hans G. Storr                                   15,000                           30,000
    Dr. Juergen F. Strube                            9,000                           18,000
    Robert H. Wadsworth                             16,500                           73,250
    Werner Walbrol                                  15,000                           45,320
    Otto Wolff von Amerongen                         9,750                           19,500
                                                  --------                         --------
                      Total                        $98,250                         $288,890
                                                  ========                         ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Bank Securities Inc. or Deutsche Asset Management International GmbH.

      The officers of the Fund other than as shown above are as follows (each also serving as an officer of The New Germany Fund, Inc. and The Central European Equity Fund, Inc.):

          Name               Age    Position with Fund           Principal Occupations During Past Five Years
          ----               ---    ------------------           --------------------------------------------
Paul W. Higgins              54    President and Chief           Managing Director and Head of Private
                                   Executive Officer               Banking Americas, Member of the
                                                                   Executive Committee of Deutsche Bank
                                                                   Americas, Chairman of Bankers Trust Co.
                                                                   Connecticut Ltd., Bankers Trust Florida,
                                                                   N.A., and Bankers Trust International
                                                                   Private Banking Corp.

Hanspeter Ackermann          43    Chief Investment Officer      President of Deutsche Bank Investment
                                                                   Management Inc., Senior International
                                                                   Equity Portfolio Manager of Bankers Trust
                                                                   Co., President and Managing Partner of
                                                                   Eiger Asset Management (1993-1996),
                                                                   Managing Director and CIO of SBC
                                                                   Portfolio Management International
                                                                   (1983-1993).

Robert R. Gambee             57    Chief Operating Officer       Director (since 1992), First Vice President
                                   and Secretary                   (1987-1991) and Vice President (1978-
                                                                   1986) of Deutsche Bank Securities, Inc.
                                                                   Secretary of Flag Investors Funds, Inc.,
                                                                   Deutsche Bank Investment Management, Inc.
                                                                   (since 1997).

Joseph Cheung                41    Chief Financial Officer       Vice President (since 1996), Assistant Vice
                                   and Treasurer                   President (1994-1996) and Associate (1991-
                                                                   1994) of Deutsche Bank Securities Inc.

      The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director.

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have appointed PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 2000. The ratification of the appointment of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying form of proxy will vote for PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote.  Provided a quorum has been  established,  the  affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 2000.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank
Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 10, 2000, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below.

            Name and Address                      Amount and Nature                  Percent of
           of Beneficial Owner                 of Beneficial Ownership        Outstanding Common Stock
           -------------------                 -----------------------        ------------------------
Mira, L.P.(1) ..............................           993,834                           7.1
One Chase Manhattan Plaza, 42nd Floor
New York, NY 10005

-------------
(1) This information is based exclusively on information provided by such person on Schedule 13G filed with respect to the Fund on July 12, 1999 and October 5, 1999, and on Schedule 13D on December 7, 1999. Such person also reported that (a) as the general partner of Mira, L.P., Zurich Capital Markets Inc. may be deemed to beneficially own an aggregate of 993,834 shares of Common Stock of the Fund and (b) the power to vote and dispose of the 993,834 shares of Common Stock of the Fund held by Mira, L.P. is shared by Mira, L.P. and Zurich Capital Markets Inc. as its general partner. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of May 10, 2000.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2001 Annual Meeting, the proposals must be received at The Germany Fund, Inc., 31 West 52nd Street, New York, New York, 10019, Attention: Secretary, on or before January 12, 2001.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2001 Annual Meeting, whether or not it is also the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be received by the Fund's Secretary between January 12, 2001 and February 11, 2001. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $6,000 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1999 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY. Annual reports are also available on the Fund's web site: www.germanyfund.com.

                                               Robert R. Gambee
                                               Chief Operating Officer
                                               and Secretary

Dated: May 12, 2000

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                            [GRAPHIC OF GERMAN FLAG]

PROXY                        THE GERMANY FUND, INC.

      The undersigned stockholder of The Germany Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Robert R. Gambee and Joseph Cheung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on June 30, 2000 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     1. [ ] FOR each of the nominees
            for director listed below.

        [ ] WITHHOLD AUTHORITY
            as to all listed nominees.

        [ ] FOR all nominees except
            as marked to the contrary below.

     (Instructions: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

                                 Detlef Bierbaum
                                 Richard R. Burt
                               Edward C. Schmults
                                  Hans G. Storr

      2. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

           [ ] FOR                [ ] AGAINST               [ ] ABSTAIN

      3. TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

         [ ] CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                      ------------------------------------------
                                                  Name (please print)

                                      ------------------------------------------
                                                       Signature

                                      ------------------------------------------
                                              Signature, if held jointly

                                      ------------------------------------------
                                              Dated:              , 2000